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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 March 31, 1994
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               Date of Report (Date of earliest event reported):

                             SUN MICROSYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

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
           Delaware                        0-15086                      94-2805249
 (State or other jurisdiction            (Commission                   (IRS Employer
       of incorporation)                File Number)              Identification Number)

        2550 Garcia Avenue, Mountain View, California                      94043
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           (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:                   (415) 960-1300
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       N/A
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(Former name or former address, if changed since last report)
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Item 5.  Other Events

     On March 31, 1994 the Registrant gave public notice via a press release announcing that its preliminary revenue estimates for the quarter ended March 27, 1994 range between $1.17 and $1.20 billion, compared with $1.14 billion in the third fiscal quarter a year ago. The press release stated that there was a corresponding increase in unit shipments from the prior year level of 64 thousand. The entire text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

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    Exhibit
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
     99.1       Text of Press Release dated March 31, 1994.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 1994              SUN MICROSYSTEMS, INC.

                                  By:   /s/  MICHAEL H. MORRIS
                                  ----------------------------------------------
                                         Michael H. Morris
                                         Vice President,
                                         General Counsel and Secretary
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                               INDEX TO EXHIBITS

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Exhibit
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
 99.1       Text of Press Release dated March 31, 1994.
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